UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2021

Lionheart III Corp
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41011 (Commission File Number)	36-4981022 (I.R.S. Employer Identification No.)

4218 NE 2nd Avenue Miami, Florida (Address of principal executive offices)	33137 (Zip Code)
(305) 573-3900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	LIONU	The NASDAQ Stock Market LLC

Shares of Class A common stock included as part of the units	LION	The NASDAQ Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	LIONW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 3, 2021, a registration statement on Form S-1 (File No. 333-254479) relating to the initial public offering (the “IPO”) of Lionheart III Corp (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on November 3, 2021, a registration statement on Form S-1 (File No. 333-260750) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On November 8, 2021, the Company consummated the IPO of 12,500,000 units (“Units”), including the issuance of 1,000,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated November 3, 2021, by and among the Company and Nomura Securities International, Inc., as representative of the several underwriters listed on Schedule A thereto (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated November 3, 2021, by and among the Company, Lionheart Equities, LLC (the “Sponsor”) and each of the Company’s directors and executive officers, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated November 3, 2021, by and among the Company, the Sponsor, the Underwriters and certain other securityholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	A Private Placement Securities Subscription Agreement, dated November 3, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	A Private Placement Unit Subscription Agreement, dated November 3, 2021, by and among the Company and the Underwriters, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	Indemnity Agreements, each dated November 3, between the Company and each of the Company’s directors and executive officers, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	An Administrative Services Agreement, dated November 3, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

Item 3.02.  Unregistered Sales of Equity Securities.

On November 8, 2021, simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placement”) exempt from registration under the Securities Act of the following securities: (i) to the Sponsor, 2,000,000 private placement warrants (the “Sponsor Private Warrants”); (ii) to the Sponsor, 275,000 private placement units (the “Sponsor Private Units”), each consisting of one share of Class A Common Stock and one-half of one Warrant; and (iii) to the Underwriters, 125,000 private placement units (the “Underwriter Private Units” and, together with the Sponsor Private Units, the “Private Units”), each consisting of one share of Class A Common Stock and one-half of one Warrant. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, and was exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act.

The Sponsor Private Warrants are identical to the Warrants, except that so long as the Sponsor Private Warrants are held by the Sponsor or their respective permitted transferees, they (including the Class A Common Stock issuable upon the exercise of the Sponsor Private Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination. In the event of a liquidation prior to the Company’s initial business combination, the Sponsor Private Warrants will expire worthless. The Private Units are identical to the Units, except that, so long as the Private Units are held by the Sponsor, the Underwriters or their respective permitted transferees, the private shares and the private warrants (including the Class A Common Stock issuable upon the exercise of the private warrants) may not be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 3, 2021, the following individuals were appointed to the Company’s board of directors: James Anderson, Thomas Byrne, Thomas Hawkins and Roger Meltzer. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2021, the Company filed its second amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 150,000,000 shares of common stock, including (i) 100,000,000 shares of Class A Common Stock and (ii) 50,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On November 8, 2021, a total of $126,250,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest to pay dissolution expenses, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly tendered in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of the public shares the right to have their shares redeemed or to redeem 100% of the public shares if the Company does not complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination by up to an additional six months, subject to the Sponsor depositing additional funds into the Trust Account as described in the Registration Statement) or (B) with respect to any other provision relating to the rights of holders of the public shares or the Company’s pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete an initial business combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate its initial business combination by up to an additional six months, subject to the Sponsor depositing additional funds into the Trust Account as described in the Registration Statement), subject to applicable law.

On November 3, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On November 8, 2021, the Company issued a press release announcing the full exercise of underwriters’ over-allotment option and closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2021, by and among the Company and Nomura Securities International, Inc.

3.1	Second Amended and Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated November 3, 2021, by and among the Company, Lionheart Equities, LLC and each of the Company’s directors and executive officers

10.2	Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated November 3, 2021, by and among the Company, Lionheart Equities, LLC and certain securityholders

10.4	Private Placement Securities Subscription Agreement, dated November 3, 2021, by and between the Company and Lionheart Equities, LLC

10.5	Private Placement Unit Subscription Agreement, dated November 3, 2021, by and among the Company, Nomura Securities International, Inc., Northland Securities, Inc. and Drexel Hamilton, LLC

10.6	Form of Indemnity Agreement(1)

10.7	Administrative Services Agreement, dated November 3, 2021, between the Company and Lionheart Equities, LLC

99.1	Press release, dated November 3, 2021

99.2	Press release, dated November 8, 2021

(1) Incorporated by reference to an exhibit to the Company’s Form S-1 (File No. 333-254479), filed with the SEC on August 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONHEART III CORP

By:	/s/ Ophir Sternberg
Name: Ophir Sternberg
Title: Chief Executive Officer

Date: November 9, 2021